UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices) (Zip Code)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 14, 2022, The Community Financial Corporation, a Maryland corporation (“TCFC”), entered into the Agreement and Plan of Merger, dated December 14, 2022 (the “Merger Agreement”) with Shore Bancshares, Inc., a Maryland corporation (“SHBI”), pursuant to which TCFC will be merged with and into SHBI, with SHBI as the surviving corporation (the “Corporate Merger”). Promptly following the Corporate Merger, TCFC’s wholly-owned bank subsidiary, the Community Bank of the Chesapeake (“CBC”), will be merged with and into Shore United Bank, N.A. (“Shore United”), which is the wholly-owned subsidiary of SHBI, with Shore United as the surviving bank (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.”

The Merger Agreement requires SHBI to take all action necessary, immediately prior to the effective time of the Merger (the “Effective Time”), to cause three of SHBI and Shore United’s existing directors to resign and to appoint or elect eight individuals who are members of the boards of directors of both TCFC and CBC as directors of SHBI and Shore United, with each such resignation and appointment or election to be effective as of the Effective Time and subject to the closing of the Merger. The Merger is currently expected to occur on or about July 1, 2023.

Ms. Blenda Armistead resigned as a member of the SHBI Board of Directors (the “SHBI Board”) and the Shore United Board of Directors (the “Shore United Board”) effective as of the 2023 Annual Meeting of SHBI Shareholders held on May 23, 2023. Prior to her resignation, Ms. Armistead served as a member of the Audit and Nominating Committees of the SHBI Board and Shore United Board. In connection with the Merger, on May 24, 2023, Mr. Jeffrey E. Thompson tendered his resignation and will resign as a member of the SHBI Board and Shore United Board, effective as of the Effective Time and subject to the closing of the Merger. Currently, Mr. Thompson serves as a member of the Compensation Committee of the SHBI Board and Shore United Board. As previously announced, Mr. Lloyd L. Beatty, Jr. will be retiring upon the closing of the Merger including resigning as a member of the SHBI Board and Shore United Board. Mr. Beatty serves as a member of the Executive and Risk Management Committees of the SHBI Board and Shore United Board.

Pursuant to the terms of the Merger Agreement and in accordance with SHBI’s Amended and Restated Articles of Incorporation and Shore United’s Articles of Association, effective as of the Effective Time and subject to the closing of the Merger, the SHBI Board and Shore United Board:

•	increased the size of each of the SHBI Board and Shore United Board from 14 to 20 members;
•	appointed Mary Todd Peterson, Rebecca M. McDonald, Michael B. Adams to Class I, James M. Burke, Austin J. Slater, Jr., Louis P. Jenkins, Jr., to Class II and Joseph V. Stone, Jr., E. Lawrence Sanders, III to Class III of the SHBI Board, each of whom currently serve as directors of TCFC and CBC (collectively, the “TCFC Director Nominees”), to serve for a term that will coincide with the remaining term of that class and until his or her successor is elected and qualified; and

• appointed Austin J. Slater, Jr. as Vice Chairman of the SHBI Board and Shore United Board.

Each of the SHBI Board and the Shore United Board has not yet determined on which committees of the SHBI Board and the Shore United Board the TCFC Director Nominees will serve. With the exception of Mr. Burke, each of the TCFC Director Nominees will receive the same compensation as currently paid to other SHBI Board and Shore United Board members. A description of SHBI’s standard non-employee director compensation arrangement is contained under the heading “Compensation of Non-Employee Directors” in SHBI’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 12, 2023.

Other than as previously described above and in SHBI’s Registration Statement on Form S-4, as amended (File No. 333-271273) initially filed with the SEC on April 14, 2023, there are no arrangements or understandings between any of the TCFC Director Nominees and any other person pursuant to which any of the TCFC Director Nominees have been designated to serve on the SHBI Board and Shore United Board. Additionally, there have been no transactions nor are there any proposed transactions between SHBI and any of the TCFC Director Nominees that would require disclosure pursuant to Item 404(a) of Regulation S-K.

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FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of SHBI and TCFC. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on SHBI’s and TCFC’s current expectations and assumptions regarding SHBI’s and TCFC’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect SHBI’s or TCFC’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against SHBI or TCFC; delays in completing the Merger; the failure to obtain necessary shareholder approvals, or to satisfy any of the other conditions to the Merger on a timely basis or at all, including the ability of SHBI and TCFC to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SHBI and TCFC do business; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the Merger may be lower than expected; the impact of certain restrictions during the pendency of the Merger on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the ability to complete the Merger and integration of SHBI and TCFC successfully; the dilution caused by SHBI’s issuance of additional shares of its capital stock in connection with the Merger; and the potential impact of general economic, political or market factors on the companies or the Merger and other factors that may affect future results of SHBI or TCFC. Except to the extent required by applicable law or regulation, each of SHBI and TCFC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding SHBI, TCFC and factors which could affect the forward-looking statements contained herein can be found in SHBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Report on Form 10-Q for the period ended March 31, 2023, and its other filings with the SEC, and in TCFC’s Annual Report on Form 10-K and Amendment No. 1 to TCFC’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, TCFC’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov.

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger.

In connection with the Merger, a registration statement on Form S-4 containing a joint proxy statement/prospectus of TCFC and SHBI and a prospectus of SHBI was declared effective by the SEC on May 8, 2023. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER AND RELATED MATTERS. Investors and security holders may obtain these documents, and any other documents SHBI and TCFC have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing SHBI’s website at www.shorebancshares.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing TCFC’s website at https://www.cbtc.com/about/investor-relations/. In addition, documents filed with the SEC by SHBI or TCFC will be available free of charge by (1) writing Shore at 18 East Dover Street, Easton, MD 21601, Attention: Vance W. Adkins, or (2) writing TCFC at 3035 Leonardtown Road, Waldorf, MD 20601, Attention: Todd Capitani.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of SHBI may be deemed to be participants in the solicitation of proxies from the shareholders of SHBI in connection with the Merger. Information about SHBI’s directors and executive officers is included in the definitive proxy statement for SHBI’s 2023 annual meeting of shareholders, which was filed with the SEC on April 12, 2023.

The directors, executive officers and certain other members of management and employees of TCFC may also be deemed to be participants in the solicitation of proxies in connection with the Merger from the shareholders of TCFC. Information about the directors and executive officers of TCFC is included in Amendment No. 1 to the Annual Report for the year ended December 31, 2022 on Form 10-K/A, which was filed with the SEC on April 14, 2023.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the joint proxy statement/prospectus regarding the Merger. Free copies of this document may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION (Registrant)

Date: May 25, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer